                                 EXHIBIT 10.7

          ASSIGNMENT AND NOTICE OF ASSIGNMENT OF RENEWAL (ASSET) FEES


To:  Keyport Life Insurance Company
     125 High Street
     Boston, MA 02210-2712

Effective August 31, 1995, JMC Insurance Services Corporation ("JMC"), with the agreement of James Mitchell & Co., hereby assigns to Barnett Annuities Corporation, all of JMC's right, title and interest in and to any and all monthly renewal or asset fees earned after August 31, 1995 by JMC as a result of the sales of fixed annuities issued by Keyport Life Insurance Company ("Keyport") which annuities were sold by JMC between October 1, 1990 and October 31, 1995 to customers of Barnett Banks, Inc. in the States of Florida and Georgia. Chargebacks processed by Keyport on or after August 15, 1995 are to be deducted from commissions payable to Barnett Annuities Corporation under this Assignment, rather than from funds otherwise payable to JMC. All such monthly renewal or asset fees earned after August 31, 1995 are to be paid directly to Barnett Annuities Corporation at:

          Barnett Annuities Corporation
          9000 Southside Blvd., Bldg. 100
          Jacksonville, FL 32256

Executed as of October 23, 1995.

James Mitchell & Co.
JMC Insurance Services Corporation
JMC Financial Corporation                       Barnett Annuities Corporation

By:  /s/ Brian J. Finneran                            /s/ Joel Kaye
     --------------------------------------     -------------------------------
     Brian J. Finneran, President and Chief         Joel Kaye, President
     Operating Officer

                  ACKNOWLEDGMENT AND ACCEPTANCE OF ASSIGNMENT

Keyport Life Insurance Company ("Keyport") hereby acknowledges that it is obligated to pay JMC monthly renewal or asset fees based upon the value of in-force single premium deferred annuity contracts sold by JMC to customers of Barnett Banks, Inc. in the States of Florida and Georgia, between October 1, 1990 and October 31, 1995, that are still in-force when each monthly fee is calculated. Keyport accepts the within assignment and agrees to pay all such fees earned after August 31, 1995, less chargebacks processed on or after August 15, 1995, directly to Barnett Annuities Corporation or its designee (acceptable to Keyport) at the address above specified for as long as such contracts remain in-force.


Executed as of September 25, 1995


Keyport Life Insurance Company

By:  /s/ John W. Rosensteel
     ---------------------------------

     J. W. Rosensteel, President & CEO
     ---------------------------------
               Name and Title